UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21147
Eaton Vance Insured California Municipal Bond Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
September 30
Date of Fiscal Year End
March 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Semiannual Report March 31, 2009

EATON VANCE INSURED MUNICIPAL BOND FUNDS

CLOSED-END FUNDS:

Insured Municipal

Insured California

Insured New York

Semiannual Report March 31, 2009 EATON VANCE CLOSED-END FUNDS: INSURED Insured Municipal MUNICIPAL Insured California BOND FUNDSInsured New

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009
TABLE OF CONTENTS

Investment Update	2

Performance Information and Portfolio Composition
Insured Municipal Bond Fund	4
Insured California Municipal Bond Fund	5
Insured New York Municipal Bond Fund	6

Financial Statements	7

Dividend Reinvestment Plan	32

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	34

Officers and Trustees	37

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009
INVESTMENT UPDATE
Eaton Vance Insured Municipal Bond Funds (the “Funds”) are closed-end funds traded on the NYSE Alternext U.S., which are designed to provide current income exempt from regular federal income tax, federal alternative minimum tax and, in state specific funds, state personal income taxes. The Funds invest primarily in high-grade municipal securities that are insured as to the timely payment of principal and interest.
Economic and Market Conditions
The six-month period ending March 31, 2009, was characterized by continued market and economic upheaval during the first two and a half months of the period, followed by the first sustained municipal bond rally of this bear market in the second half. The U.S. economy, as measured by gross domestic product (GDP), contracted sharply in both the fourth quarter of 2008 and the first quarter of 2009 by 6.2% and 6.1%, respectively, according to the U.S. Department of Commerce. The first quarter 2009 figure was a preliminary estimate. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential and continued to weigh on the economy in early 2009. While high commodity prices eased since their summertime peaks, consumers continued to pare spending as they remained cautious of what increasingly became a weaker economic environment. Rising unemployment levels, at a five-year high at period end, led to constrained personal consumption and overall economic contraction. The housing market continued to weigh on the economy during the first three months of the period, with new and existing home sales falling hard in the fourth quarter of calendar 2008.
In the first quarter of 2009, the U.S. economy began showing some signs of life. Although most economists forecast anemic growth for the remainder of the year, some of the data turned more positive early on. February was a particularly strong month for economic data: factory orders increased 1.8%; new home sales rose 4.7% — the first increase in seven months; and existing home sales surged 5.1%, the largest monthly gain since 2003. The upturn in the housing market was bolstered by historically low mortgage rates, an $8,000 tax credit for first-time home buyers that was part of President Obama’s stimulus legislation; and a plethora of distressed properties on the market.
The capital markets experienced steep declines in the first two and a half months of the period, followed by a welcome rally during the latter three and a half months. The semiannual period was preceded by a number of distressing events in the fall of 2008, resulting in a freefall in both the credit and equity markets. Several calamitous events occurred in September alone, including the federal takeover of federally chartered mortgage giants Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers and the announcement by Bank of America that it was acquiring Merrill Lynch. These actions, along with several other corporate shakeups, bank failures and bailouts, drastically redefined the Wall Street landscape.
In response, the U.S. government enacted a number of bold stimulus programs. Last fall, Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program that continued to evolve since the bill was enacted into law. On February 17, 2009, President Obama signed a historic $787 billion stimulus program into law and outlined a $50 billion foreclosure rescue plan. Additionally, between September 30, 2008, and December 31, 2008, the U.S. Federal Reserve (the Fed) lowered the federal funds rate to a range of 0.0% to 0.25% from 2.00%. Also during the six-month period, the Fed took extraordinary actions through a variety of innovative lending techniques in an attempt to ease the credit crisis.
Management Discussion
Relative to the Funds’ primary benchmark, the Barclays Capital Municipal Bond Index1 (the Index) — a broad-based, unmanaged index of municipal bonds — the Funds underperformed for the six months ending March 31, 2009. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-maturity bonds relative to other bond funds and the Index. Much of their underperformance occurred in the first

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	Formerly called Lehman Brothers Municipal Bond Index. It is not possible to invest directly in an Index.
Private insurance does not eliminate the risk of loss associated with Fund shares.
Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009
INVESTMENT UPDATE
three months of the period and, management believes, can be attributed to the continued shift of investors’ capital into shorter-maturity bonds — a result of the broader-based credit crisis — during this period. The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt, but it later spread to the muni market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products.
Since mid-December 2008, however, the municipal market rallied considerably, and the Funds outperformed the Index. A number of factors appeared to be at work in the market’s rebound. Municipal demand, while anemic for much of last year, returned in dramatic fashion during the first quarter of 2009. Retail muni investors — those who buy municipal bonds directly or through managed products such as mutual funds — were the predominant force behind the renewed demand. While many retail investors fled the market in 2008 as a result of market volatility and intimidating news reports, the perception of risk began to mitigate during the early stages of the new year. While institutional demand was largely absent during the first quarter — as it was for much of 2008 — retail purchases kept overall demand levels strong.
Against this backdrop, we continue to manage our municipal funds with the same relative value approach that we have traditionally employed, maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time. Furthermore, we believe that the 138.9% yield ratio of insured municipal bonds to 30-year Treasuries as of March 31, 2009 — as compared with the long-term average of 85%-90% — indicates that there is still relative value in municipal bonds when compared with their taxable counterparts.1
Acquisition of Insured Florida Plus Municipal Bond Fund
As of the close of business on December 15, 2008, Eaton Vance Insured Municipal Bond Fund acquired the net assets of Eaton Vance Insured Florida Plus Municipal Bond Fund pursuant to a plan of reorganization approved by the shareholders of the two Funds. The acquisition was accomplished by a tax-free exchange of common shares of Eaton Vance Insured Municipal Bond Fund for the common shares of Eaton Vance Insured Florida Plus Municipal Bond Fund outstanding on December 15, 2008. See Note 11 to the Financial Statements for more information on the reorganization.

[1]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

Eaton Vance Insured Municipal Bond Fund as of March 31, 2009
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance[1]
NYSE Alternext U.S. Symbol	EIM

Average Annual Total Returns (by share price)
Six Months	0.91%
One Year	-11.81
Five Years	0.78
Life of Fund (8/30/02)	2.37

Average Annual Total Returns (by net asset value)
Six Months	-2.68%
One Year	-14.26
Five Years	-0.64
Life of Fund (8/30/02)	1.73

Premium/(Discount) to NAV	4.25%

Market Yields

Market Yield[2]	7.23%
Taxable-Equivalent Market Yield[3]	11.12%
Index Performance4 (Average Annual Total Returns)

	Barclays Capital Municipal Bond Index	Barclays Capital Long (22+) Municipal Bond Index

Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Life of Fund (8/31/02)	3.85	3.03
Lipper Averages5 (Average Annual Total Returns)

Lipper Insured Municipal Debt Funds (Leveraged) Classification (by net asset value)

Six Months	4.14%
One Year	-4.42
Five Years	1.15
Life of Fund (8/31/02)	2.66

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Robert B. MacIntosh, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/09 is as follows, and the average rating is AA-.

AAA	27.2%
AA	34.0%
A	30.9%
BBB	7.3%
B	0.6%
Fund Statistics7

• Number of Issues:	157
• Average Maturity:	26.5 years
• Average Effective Maturity:	24.7 years
• Average Call Protection:	9.9 years
• Average Dollar Price:	$97.19
• TOB Leverage**:	46.8%

**	See Note 1H to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semiannual period by the share price at the end of the semiannual period and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds (Leveraged) Classification (closed-end) contained 25, 25, 25 and 20 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance Insured California Municipal Bond Fund as of March 31, 2009
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance[1]
NYSE Alternext U.S. Symbol	EVM

Average Annual Total Returns (by share price)
Six Months	-4.06%
One Year	-19.26
Five Years	-0.76
Life of Fund (8/30/02)	1.06

Average Annual Total Returns (by net asset value)
Six Months	-3.72%
One Year	-13.81
Five Years	-0.59
Life of Fund (8/30/02)	1.42

Premium/(Discount) to NAV	-2.29%

Market Yields

Market Yield[2]	7.40%
Taxable-Equivalent Market Yield[3]	12.55%
Index Performance4 (Average Annual Total Returns)

	Barclays Capital Municipal Bond Index	Barclays Capital Long (22+) Municipal Bond Index

Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Life of Fund (8/31/02)	3.85	3.03
Lipper Averages5 (Average Annual Total Returns)

Lipper Single State Insured Municipal Debt Funds (Leveraged) Classification (by net asset value)

Six Months	3.08%
One Year	-4.79
Five Years	1.41
Life of Fund (8/31/02)	3.03

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Cynthia J. Clemson
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/09 is as follows, and the average rating is AA.

AAA	29.9%
AA	40.5%
A	25.3%
BBB	4.3%
Fund Statistics7

• Number of Issues:	93
• Average Maturity:	23.4 years
• Average Effective Maturity:	22.2 years
• Average Call Protection:	8.9 years
• Average Dollar Price:	$103.39
• TOB Leverage**:	46.4%

**	See Note 1H to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semiannual period by the share price at the end of the semiannual period and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Single State Insured Municipal Debt Funds (Leveraged) Classification (closed-end) contained 36, 36, 36 and 23 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance Insured New York Municipal Bond Fund as of March 31, 2009
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance[1]
NYSE Alternext U.S. Symbol	ENX

Average Annual Total Returns (by share price)
Six Months	4.71%
One Year	-12.02
Five Years	0.33
Life of Fund (8/30/02)	1.90

Average Annual Total Returns (by net asset value)
Six Months	0.37%
One Year	-9.55
Five Years	0.58
Life of Fund (8/30/02)	2.16

Premium/(Discount) to NAV	-1.68%

Market Yields

Market Yield[2]	6.35%
Taxable-Equivalent Market Yield[3]	10.49%
Index Performance4 (Average Annual Total Returns)

	Barclays Capital Municipal Bond Index	Barclays Capital Long (22+) Municipal Bond Index

Six Months	5.00%	1.63%
One Year	2.27	-4.50
Five Years	3.21	1.76
Life of Fund (8/31/02)	3.85	3.03
Lipper Averages5 (Average Annual Total Returns)

Lipper Single State Insured Municipal Debt Funds (Leveraged) Classification (by net asset value)

Six Months	3.08%
One Year	-4.79
Five Years	1.41
Life of Fund (8/31/02)	3.03

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Craig R. Brandon, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/09 is as follows, and the average rating is AA.

AAA	22.8%
AA	53.8%
A	15.4%
BBB	7.8%
BB	0.2%
Fund Statistics7

• Number of Issues:	87
• Average Maturity:	25.1 years
• Average Effective Maturity:	23.0 years
• Average Call Protection:	9.8 years
• Average Dollar Price:	$89.95
• TOB Leverage**:	44.0%

**	See Note 1H to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of auction preferred shares (for certain periods) outstanding and/or TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semiannual period by the share price at the end of the semiannual period and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Single State Insured Municipal Debt Funds (Leveraged) Classification (closed-end) contained 36, 36, 36 and 23 funds for the 6-month,
1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Eaton Vance Insured Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 186.4%

Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 0.6%

$10,300	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	$4,137,304

		$4,137,304

Hospital — 11.5%

$5,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	$4,120,300
19,550	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	16,190,332
880	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	624,140
2,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,647,432
2,500	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,780,375
5,900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	4,096,783
3,900	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	3,156,543
7,190	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	6,059,085
9,770	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	935,966
10,000	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/41	735,100
8,410	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	7,055,906
5,430	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	3,910,632
10,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	7,405,900
900	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42(1)	731,894
100	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42	81,314
16,030	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/42	13,877,812
9,500	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/47	8,087,445

		$80,496,959

Industrial Development Revenue — 4.0%

$1,175	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	$978,751
5,575	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	4,756,590
31,785	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	22,266,664

		$28,002,005

Insured-Electric Utilities — 15.6%

$5,000	American Municipal Power-Ohio, Inc., OH, (Prairie State Energy), (AGC), 5.75%, 2/15/39	$5,013,050
1,570	Burlington, KS, Pollution Control Revenue, (Kansas Gas & Electric Co.), (NPFG), 5.30%, 6/1/31	1,388,775
800	JEA, FL, Electric Utility Systems, (FSA), 4.75%, 10/1/34	736,752
19,395	Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	14,549,159
13,560	Omaha, NE, Public Power District, (BHAC), (FGIC), (NPFG), 4.25%, 2/1/35	11,967,649
2,735	Paducah, KY, Electric Plant Board, (AGC), 5.25%, 10/1/35	2,719,493
60,755	South Carolina Public Service Authority, (FSA), 5.125%, 1/1/37(1)	59,646,829
14,500	Springfield, MO, Public Utility, (FGIC), 4.50%, 8/1/36	13,390,605

		$109,412,312

Insured-Escrowed / Prerefunded — 0.1%

$378	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), Prerefunded to 11/15/16, 5.25%, 11/15/36(1)	$377,361
145	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), Prerefunded to 11/15/16, 5.25%, 11/15/36	169,476

		$546,837

Insured-General Obligations — 24.3%

$9,705	Alamo, TX, Community College District, (BHAC), (NPFG), 4.75%, 8/15/32(1)	$9,411,230
11,090	California, (AMBAC), (FSA), 3.50%, 10/1/27	8,148,821
34,035	Chabot - Las Positas, CA, College District, (AMBAC), 0.00%, 8/1/45	3,160,830
35,370	Chabot - Las Positas, CA, College District, (AMBAC), 0.00%, 8/1/46	3,052,431

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

$36,550	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/21	$19,277,201
14,330	Clark County, NV, (AMBAC), 2.50%, 11/1/36	7,765,570
10,055	Frisco, TX, Independent School District, (FSA), 2.75%, 8/15/39	6,041,044
16,645	Frisco, TX, Independent School District, (FSA), 4.00%, 8/15/40	13,330,981
4,525	Frisco, TX, Independent School District, (NPFG), 4.50%, 8/15/40	4,121,777
20,425	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/21	11,354,462
50,650	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	26,256,960
7,000	King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37(1)	6,711,600
7,000	Los Angeles, CA, Unified School District, (AGC), 5.00%, 1/1/34	6,610,450
6,615	North Las Vegas, NV, Wastewater Reclamation System, (NPFG), 4.25%, 10/1/33	5,167,241
5,500	Northside, TX, Independent School District, (NPFG), 4.50%, 8/15/33	5,151,575
11,045	Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38(1)	10,431,671
3,005	San Juan, CA, Unified School District, (FSA), 0.00%, 8/1/23	1,324,694
12,750	Schaumburg, IL, (BHAC), (FGIC), 5.00%, 12/1/38(1)	12,749,108
1,495	Schaumburg, IL, (FGIC), 5.00%, 12/1/38	1,494,895
2,810	Texas, (Transportation Commission-Mobility Fund), (FGIC), (NPFG), 4.50%, 4/1/35	2,576,236
8,325	Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	6,423,154

		$170,561,931

Insured-Hospital — 19.2%

$8,250	Arizona Health Facilities Authority, (Banner Health), (BHAC), 5.375%, 1/1/32	$8,343,967
3,350	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), (BHAC), 5.00%, 11/15/34	3,321,123
11,000	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.05%, 8/15/38(1)	10,147,060
3,950	Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.125%, 11/15/39	3,958,216
1,050	Centre County, PA, Hospital Authority, (Mount Nittany Medical Center), (AGC), 6.25%, 11/15/44	1,052,961
11,500	Colorado Health Facilities Authority, (Catholic Health), (FSA), 5.10%, 10/1/41(1)	10,659,925
15,872	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36(1)	15,824,539
6,085	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36	6,066,988
3,795	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (NPFG), 5.00%, 11/15/35	3,070,307
15,000	Illinois Finance Authority, (Children’s Memorial Hospital), (AGC), 5.25%, 8/15/47(1)	13,395,600
2,500	Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (FSA), 5.25%, 5/15/41(1)	2,297,150
190	Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (FSA), 5.25%, 5/15/41	174,583
2,000	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), (BHAC), 5.25%, 7/1/32	2,005,140
1,700	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	1,409,929
17,450	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	14,471,809
5,250	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(1)	5,197,448
4,000	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	3,851,040
3,975	Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Health), (FSA), 5.00%, 12/1/34	3,370,323
5,795	Washington Health Care Facilities Authority, (Multicare Health System), (AGC), 6.00%, 8/15/39	5,725,866
8,700	Washington Health Care Facilities Authority, (Providence Health Care), Series C, (FSA), 5.25%, 10/1/33(1)	8,489,199
12,605	Washington Health Care Facilities Authority, (Providence Health Care), Series D, (FSA), 5.25%, 10/1/33(1)	12,299,581

		$135,132,754

Insured-Lease Revenue / Certificates of Participation — 11.5%

$2,910	New Jersey Economic Development Authority, (School Facilities), (AGC), 5.50%, 12/15/34	$2,991,480
24,000	San Diego County, CA, Water Authority, (FSA), 5.00%, 5/1/38(1)	23,040,240
10,500	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	10,190,565

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of Participation (continued)

$32,250	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	$31,299,592
45	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37	43,674
13,000	Tri-Creek Middle School Building Corp., IN, (FSA), 5.25%, 1/15/34(1)	13,046,280

		$80,611,831

Insured-Other Revenue — 11.3%

$78,275	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45(1)	$68,519,586
16,795	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	2,284,288
6,750	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	7,518,353
1,600	University of California, (Regents Medical Center), (BHAC), (NPFG), 4.50%, 5/15/47	1,415,344

		$79,737,571

Insured-Private Education — 2.8%

$70	Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	$70,539
9,850	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	9,357,205
11,990	Washington, DC, Georgetown University, (AMBAC), 4.50%, 4/1/42	10,013,808

		$19,441,552

Insured-Public Education — 1.2%

$10,480	College of Charleston, SC, Academic and Administrative Facilities, (XLCA), 4.50%, 4/1/37	$8,518,144

		$8,518,144

Insured-Sewer Revenue — 3.9%

$3,570	Chicago, IL, Wastewater Transmission, (BHAC), 5.50%, 1/1/38	$3,715,477
13,670	Chicago, IL, Wastewater Transmission, (NPFG), 0.00%, 1/1/23	6,596,732
14,035	Knoxville, TN, Waste Water System, (NPFG), 4.00%, 4/1/40(2)	11,193,474
6,740	Marysville, OH, Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/46	5,842,367

		$27,348,050

Insured-Special Tax Revenue — 15.0%

$18,005	Alabama Public School and College Authority, (FSA), 2.50%, 12/1/27	$12,258,164
1,580	Baton Rouge, LA, Public Improvement, (FSA), 4.25%, 8/1/32	1,378,961
18,980	Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	7,429,911
1,175	Jacksonville, FL, Excise Tax, (FGIC), 5.125%, 10/1/27	1,176,680
13,000	Massachusetts Bay Transportation Authority, Revenue Assessment, (NPFG), 4.00%, 7/1/33	10,627,500
34,585	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (NPFG), 0.00%, 12/15/34	7,758,107
600	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/35	81,336
8,000	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/39	789,680
17,100	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	13,574,151
21,020	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	17,521,431
227,855	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	8,271,137
39,715	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/44	3,477,445
78,770	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/45	6,404,001
49,580	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/46	3,723,954
1,120	Sunrise, FL, Public Facilities, (NPFG), 0.00%, 10/1/20	605,651
10,800	Utah Transportation Authority, Sales Tax Revenue, (FSA), 4.75%, 6/15/32(1)	10,459,692

		$105,537,801

Insured-Transportation — 33.6%

$320	Chicago, IL, (O’Hare International Airport), (FSA), 4.50%, 1/1/38	$276,666
21,640	Chicago, IL, (O’Hare International Airport), (FSA), 4.75%, 1/1/34(1)	19,896,249
13,360	Chicago, IL, (O’Hare International Airport), (FSA), 5.00%, 1/1/38(1)	12,695,206
10,070	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23	1,224,713
3,100	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28	191,146

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

$20,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	$6,859,000
10,200	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/21	4,006,152
25,000	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	1,798,000
7,800	Harris County, TX, Toll Road, Senior Lien, (BHAC), (NPFG), 5.00%, 8/15/33(1)	7,831,356
8,060	Harris County, TX, Toll Road, Senior Lien, (NPFG), 4.50%, 8/15/36	7,225,629
10,150	Maryland Transportation Authority, (FSA), 4.50%, 7/1/41(1)	9,337,696
20,995	Maryland Transportation Authority, (FSA), 5.00%, 7/1/35(1)	21,179,126
14,000	Maryland Transportation Authority, (FSA), 5.00%, 7/1/36(1)	14,112,420
10,000	Metropolitan Atlanta Rapid Transit Authority, GA, (FSA), 4.50%, 7/1/32(1)	9,134,200
1,785	Metropolitan Washington, D.C., Airports Authority, (BHAC), 5.00%, 10/1/29(3)	1,782,733
21,675	Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (NPFG), 4.50%, 1/1/32	18,930,295
13,000	New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	13,473,720
10,000	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/26(1)	10,260,800
1,605	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/24	573,595
1,950	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/25	638,274
1,000	Port Palm Beach District, FL, (XLCA), 0.00%, 9/1/26	302,720
87,045	San Joaquin Hills, CA, Transportation Corridor Agency, (Toll Road Bonds), (NPFG), 0.00%, 1/15/25(4)	25,535,521
37,165	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	18,465,802
36,890	Texas Turnpike Authority, (AMBAC), 5.00%, 8/15/42	30,499,914

		$236,230,933

Insured-Water and Sewer — 20.0%

$2,000	Austin, TX, Water and Wastewater, (BHAC), (FSA), 5.00%, 11/15/33(1)	$2,009,960
3,715	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), (BHAC), 4.50%, 1/1/39	3,370,619
3,185	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/26	3,313,037
1,985	Bossier City, LA, Utilities Revenue, (BHAC), 5.25%, 10/1/27	2,050,981
3,170	Bossier City, LA, Utilities Revenue, (BHAC), 5.50%, 10/1/38	3,276,607
8,500	District of Columbia Water and Sewer Authority, (AGC), 5.00%, 10/1/34(1)	8,226,385
6,095	East Baton Rouge, LA, Sewer Commission, (BHAC), (FSA), 4.50%, 2/1/31(1)	5,717,902
5,890	East Baton Rouge, LA, Sewer Commission, (BHAC), (FSA), 4.50%, 2/1/36(1)	5,440,829
1,000	Emerald Coast, FL, Utility Authority Revenue, (FGIC), (NPFG), 4.75%, 1/1/31	882,340
2,000	Fernley, NV, Water and Sewer, (AGC), 5.00%, 2/1/38(1)	1,774,480
27,570	Houston, TX, Utility System, (BHAC), (FSA), 5.00%, 11/15/33(1)	27,760,509
40,120	Massachusetts Water Resources Authority, (AMBAC), 4.00%, 8/1/40	31,393,098
9,500	New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40(1)	10,109,900
160	New York, NY, Municipal Water Finance Authority, (BHAC), 5.75%, 6/15/40	170,272
485	Pearland, TX, Waterworks and Sewer Systems, (FSA), 4.50%, 9/1/34	440,642
27,670	Seattle, WA, Drain and Wastewater Revenue, (FSA), 5.00%, 6/1/38(1)	27,291,751
8,630	Tampa Bay, FL, Regional Water Supply Authority, (FGIC), 4.50%, 10/1/36	7,276,212

		$140,505,524

Insured-Water Revenue — 10.9%

$11,605	Atlanta, GA, Water and Wastewater, (NPFG), 5.00%, 11/1/39	$9,595,942
1,500	Detroit, MI, Water Supply System, (BHAC), (FGIC), 4.50%, 7/1/29	1,385,280
53,500	Los Angeles, CA, Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	51,593,795
5,750	Metropolitan Water District, CA, Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	5,761,500
9,880	San Luis Obispo County, CA, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	7,789,293
550	West Wilson, TN, Utility District Waterworks, (NPFG), 4.00%, 6/1/32	433,230

		$76,559,040

Private Education — 0.3%

$2,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	$2,031,840

		$2,031,840

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 0.3%

$3,055	Main Street National Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	$1,931,676

		$1,931,676

Special Tax Revenue — 0.3%

$2,115	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	$1,655,876
1,115	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	811,129

		$2,467,005

Total Tax-Exempt Investments — 186.4%
(identified cost $1,487,481,779)		$1,309,211,069

Other Assets, Less Liabilities — (86.4)%		$(606,969,444)

Net Assets — 100.0%		$702,241,625

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

At March 31, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of total investments, is as follows:

California	21.5%
Texas	11.1%
Illinois	10.3%
Others, representing less than 10% individually	57.1%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 90.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.0% to 27.1% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

(3)	When-issued security.

(4)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 185.5%

Principal Amount
(000’s omitted)	Security	Value

Hospital — 12.3%

$2,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$1,889,500
1,745	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	1,445,802
10,900	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	8,754,226
2,330	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	1,932,059
3,850	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	3,188,378
4,000	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	3,611,280
2,100	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	1,315,314
3,005	Washington Health Care Facilities Authority, (Providence Health Care), 5.25%, 7/1/29	2,571,469
3,165	Washington Township Health Care District, 5.00%, 7/1/32	2,517,852
1,000	Washington Township Health Care District, 5.00%, 7/1/37	775,730

		$28,001,610

Insured-Electric Utilities — 3.0%

$6,750	Los Angeles Department of Water and Power, (AMBAC), (BHAC), 5.00%, 7/1/26(1)	$6,868,192

		$6,868,192

Insured-Escrowed / Prerefunded — 9.0%

$55	California Water Resource, (Central Valley), (FGIC), Prerefunded to 12/1/12, 5.00%, 12/1/29	$62,428
7,540	Foothill/Eastern, Transportation Corridor Agency, (FSA), (RADIAN), 0.00%, 1/1/21(2)	4,685,582
13,940	Sacramento County Airport System, (FSA), Prerefunded to 7/1/12, 5.00%, 7/1/27(1)	15,625,625

		$20,373,635

Insured-General Obligations — 41.3%

$4,260	Antelope Valley Community College District, (Election of 2004), (NPFG), 5.25%, 8/1/39	$4,158,612
17,495	Arcadia Unified School District, (FSA), 0.00%, 8/1/40	2,168,330
18,375	Arcadia Unified School District, (FSA), 0.00%, 8/1/41	2,126,539
2,840	Azusa Unified School District, (FSA), 0.00%, 7/1/25	1,081,557
6,030	Burbank Unified School District, (FGIC), (NPFG), 0.00%, 8/1/21	3,108,586
6,500	California, (AGC), 4.50%, 8/1/30(1)	5,629,650
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/32	2,472,100
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/36	1,735,000
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/37	1,626,400
32,755	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/44	3,262,070
3,000	Chino Valley Unified School District, (FSA), 5.00%, 8/1/26	3,031,200
10,600	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/33	2,522,906
25,000	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/34	5,570,750
6,180	El Camino Hospital District, (NPFG), 4.45%, 8/1/36	5,192,436
7,725	Escondido, (Election of 2004), (NPFG), 4.75%, 9/1/36	6,979,924
2,060	Huntington Beach, City School District, (FGIC), (NPFG), 0.00%, 8/1/25	790,607
2,140	Huntington Beach, City School District, (FGIC), (NPFG), 0.00%, 8/1/26	766,762
2,000	Jurupa Unified School District, (FGIC), (NPFG), 0.00%, 8/1/23	881,660
2,000	Jurupa Unified School District, (FGIC), (NPFG), 0.00%, 8/1/26	707,020
7,300	Los Angeles Community College District, (Election of 2001), (FGIC), (FSA), 5.00%, 8/1/32(3)	7,074,722
3,225	Modesto, High School District, Stanislaus County, (FGIC), (NPFG), 0.00%, 8/1/24	1,323,056
10,000	San Diego Unified School District, (FGIC), (NPFG), 0.00%, 7/1/22	4,822,800
10,000	San Diego Unified School District, (FGIC), (NPFG), 0.00%, 7/1/23	4,430,600
8,000	San Juan Unified School District, (FSA), 0.00%, 8/1/21	4,124,160
5,000	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/22	2,523,200
4,365	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/23	2,044,741
3,955	San Mateo County, Community College District, (FGIC), (NPFG), 0.00%, 9/1/25	1,594,696
5,240	San Mateo Union High School District, (FGIC), (NPFG), 0.00%, 9/1/21	2,687,648
5,835	Santa Clara Unified School District, (Election of 2004), (FSA), 4.375%, 7/1/30	4,957,358

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

$3,825	Union Elementary School District, (FGIC), (NPFG), 0.00%, 9/1/24	$1,561,403
3,000	Ventura County, Community College District, (NPFG), 5.00%, 8/1/27	3,026,520

		$93,983,013

Insured-Hospital — 16.1%

$2,175	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), (BHAC), 5.00%, 11/15/34(3)	$2,156,252
19,495	California Health Facilities Financing Authority, (Sutter Health), (BHAC), (NPFG), 5.00%, 8/15/38(1)	19,227,918
10,000	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 4/1/31(1)	9,986,800
3,500	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 3/1/41(1)	3,375,540
2,000	California Statewide Communities Development Authority, (Sutter Health), (AMBAC), (BHAC), 5.00%, 11/15/38(1)	1,972,500

		$36,719,010

Insured-Lease Revenue / Certificates of Participation — 16.7%

$11,915	California Public Works Board Lease Revenue, (California Community College), (FGIC), (NPFG), 4.00%, 10/1/30	$8,756,453
1,000	California Public Works Board Lease Revenue, (Department of General Services), (AMBAC), 5.00%, 12/1/27	903,090
3,885	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	4,261,340
10,000	San Diego County Water Authority, Certificates of Participation, (FSA), 5.00%, 5/1/38(1)	9,600,100
1,000	San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37	970,530
14,000	San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	13,587,420

		$38,078,933

Insured-Other Revenue — 7.8%

$20,275	Golden State Tobacco Securitization Corp., (AGC), 5.00%, 6/1/45(1)	$17,748,127

		$17,748,127

Insured-Public Education — 13.2%

$1,000	California State University, (AMBAC), 5.125%, 11/1/26	$1,003,360
8,250	California State University, (BHAC), (FSA), 5.00%, 11/1/39(1)	8,060,085
10,750	University of California, (BHAC), (FGIC), 4.75%, 5/15/37(1)	10,023,730
3,095	University of California, (FSA), 4.50%, 5/15/26(1)	2,883,116
6,690	University of California, (FSA), 4.50%, 5/15/28(1)	6,045,218
2,115	University of California, General Revenues, (BHAC), (FGIC), 4.75%, 5/15/37	1,972,111

		$29,987,620

Insured-Sewer Revenue — 5.6%

$13,350	Livermore-Amador Valley, Water Management Agency, (AMBAC), 5.00%, 8/1/31	$12,644,452

		$12,644,452

Insured-Special Assessment Revenue — 7.7%

$7,765	Ceres, Redevelopment Agency Tax, (AMBAC), 4.00%, 11/1/36	$4,935,589
855	Murrieta Redevelopment Agency Tax, (NPFG), 5.00%, 8/1/32	699,322
7,000	Pomona, Public Financing Authority, (NPFG), 5.00%, 2/1/33	5,750,290
4,110	Santa Cruz County, Redevelopment Agency Tax, (NPFG), 5.00%, 9/1/35	3,301,316
3,000	Tustin Unified School District, (FSA), 5.00%, 9/1/38	2,733,720

		$17,420,237

Insured-Special Tax Revenue — 15.1%

$1,900	Hesperia Public Financing Authority, (Redevelopment and Housing Project), (XLCA), 5.00%, 9/1/31	$1,362,433
10,355	Hesperia Public Financing Authority, (Redevelopment and Housing Project), (XLCA), 5.00%, 9/1/37	7,068,427
2,500	North City, School Facility Financing Authority, (AMBAC), 0.00%, 9/1/26	861,725
75,680	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	2,747,184
13,095	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/44	1,146,598
25,980	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/45	2,112,174
16,350	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/46	1,228,049

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$835	Sacramento Area Flood Control Agency, (BHAC), 5.50%, 10/1/28	$881,910
355	Sacramento Area Flood Control Agency, (BHAC), 5.625%, 10/1/37	373,538
3,595	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	3,596,222
1,850	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.125%, 7/1/36	1,851,610
7,000	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (FSA), 4.25%, 7/1/36	5,592,300
8,425	San Jose Redevelopment Agency, (Merged Area), (XLCA), 4.25%, 8/1/36	5,486,191

		$34,308,361

Insured-Transportation — 0.3%

$3,445	San Joaquin Hills, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	$670,053

		$670,053

Insured-Water Revenue — 36.2%

$20,000	Anaheim Public Financing Authority, (Electric System District), (BHAC), (NPFG), 4.50%, 10/1/32(1)	$17,765,800
8,000	California Department of Water Resources Center, (Valley Project), (BHAC), (FGIC), 5.00%, 12/1/29(1)	8,058,000
7,065	Calleguas Las Virgines Public Financing Authority, (Municipal Water District), (BHAC), (FGIC), 4.75%, 7/1/37	6,574,760
5,500	Contra Costa, Water District, (FSA), 4.50%, 10/1/31(1)	4,939,000
7,750	Los Angeles Department of Water and Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	7,473,868
14,750	Los Angeles Department of Water and Power, (BHAC), (NPFG), 5.125%, 7/1/41(1)	14,599,402
10,000	Metropolitan Water District Water and Sewer Systems, (BHAC), (FGIC), 5.00%, 10/1/36(1)	10,020,000
6,930	San Luis Obispo County, (Nacimiento Water Project), (NPFG), 4.50%, 9/1/40	5,463,543
9,500	Santa Clara Valley Water District, (FSA), 3.75%, 6/1/28	7,452,750

		$82,347,123

Lease Revenue / Certificates of Participation — 1.2%

$2,570	Sacramento City Financing Authority, 5.40%, 11/1/20	$2,714,588

		$2,714,588

Total Tax-Exempt Investments — 185.5%
(identified cost $472,304,076)		$421,864,954

Other Assets, Less Liabilities — (85.5)%		$(194,475,436)

Net Assets — 100.0%		$227,389,518

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

RADIAN - Radian Group, Inc.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 92.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 34.1% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 175.7%

Principal Amount
(000’s omitted)	Security	Value

General Obligations — 1.0%

$1,750	New York, 5.25%, 1/15/33(1)	$1,710,118

		$1,710,118

Hospital — 0.2%

$640	New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	$450,861

		$450,861

Industrial Development Revenue — 2.7%

$4,245	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$3,535,745
1,440	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,228,608

		$4,764,353

Insured-Electric Utilities — 8.2%

$5,000	Long Island Power Authority, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,373,750
3,685	Long Island Power Authority, Electric System Revenue, (NPFG), 4.25%, 5/1/33	2,955,075
7,210	New York Power Authority, (BHAC), (NPFG), 4.50%, 11/15/47(1)	6,343,502

		$14,672,327

Insured-Escrowed / Prerefunded — 1.7%

$8,615	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/30	$3,105,277

		$3,105,277

Insured-General Obligations — 9.9%

$2,290	Brentwood Union Free School District, (AGC), 4.75%, 11/15/23	$2,399,737
2,390	Brentwood Union Free School District, (AGC), 5.00%, 11/15/24	2,527,783
200	East Northport Fire District, (AGC), 4.50%, 11/1/19	222,006
200	East Northport Fire District, (AGC), 4.50%, 11/1/20	218,338
200	East Northport Fire District, (AGC), 4.50%, 11/1/21	216,702
200	East Northport Fire District, (AGC), 4.50%, 11/1/22	214,894
200	East Northport Fire District, (AGC), 4.50%, 11/1/23	213,856
235	Eastchester Union Free School District, (FSA), 3.25%, 6/15/19	224,256
245	Eastchester Union Free School District, (FSA), 3.50%, 6/15/20	235,063
255	Eastchester Union Free School District, (FSA), 3.75%, 6/15/21	247,177
265	Eastchester Union Free School District, (FSA), 4.00%, 6/15/22	260,633
175	Eastchester Union Free School District, (FSA), 4.00%, 6/15/23	167,405
175	Freeport, (AGC), 5.00%, 10/15/19	198,943
185	Freeport, (AGC), 5.00%, 10/15/20	207,067
195	Freeport, (AGC), 5.00%, 10/15/21	216,789
830	Freeport Union Free School District, (AGC), 4.00%, 4/1/23(2)	839,711
870	Freeport Union Free School District, (AGC), 4.00%, 4/1/24(2)	872,941
2,250	New York, (FSA), 5.00%, 4/1/22	2,300,647
1,750	New York Dormitory Authority, (School Districts Financing Program), (NPFG), 5.00%, 10/1/30	1,678,775
175	Rockville Centre, (FSA), 4.50%, 10/15/20	187,059
175	Rockville Centre, (FSA), 4.50%, 10/15/21	185,761
175	Rockville Centre, (FSA), 4.50%, 10/15/22	184,198
785	Wantagh Union Free School District, (AGC), 4.50%, 11/15/19	838,984
825	Wantagh Union Free School District, (AGC), 4.50%, 11/15/20	869,014
905	Wantagh Union Free School District, (AGC), 4.75%, 11/15/22	947,725
950	Wantagh Union Free School District, (AGC), 4.75%, 11/15/23	988,399

		$17,663,863

Insured-Hospital — 14.6%

$7,250	New York Dormitory Authority, (Health Quest Systems), (AGC), 5.125%, 7/1/37(1)	$7,074,985
4,355	New York Dormitory Authority, (Hudson Valley Hospital Center), (BHAC), (FSA), 5.00%, 8/15/36	4,297,209
4,830	New York Dormitory Authority, (Maimonides Medical Center), (NPFG), 5.00%, 8/1/33	4,509,047
10,000	New York Dormitory Authority, (Presbyterian Hospital), (FSA), (FHA), 5.25%, 2/15/31(1)	10,106,500

		$25,987,741

Insured-Lease Revenue / Certificates of Participation — 5.7%

$8,120	Hudson Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$6,025,446
4,050	New York City, Transitional Finance Authority, (BHAC), 5.50%, 7/15/38(3)	4,204,750

		$10,230,196

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 9.3%

$5,535	New York City Cultural Resource Trust, (American Museum of Natural History), (NPFG), 5.00%, 7/1/44	$5,212,088
4,250	New York City Cultural Resource Trust, (Museum of Modern Arts), (AMBAC), (BHAC), 5.125%, 7/1/31(1)	4,272,992
1,730	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/36	1,384,260
7,820	New York City Industrial Development Agency, (Yankee Stadium), (NPFG), 4.75%, 3/1/46	5,709,695

		$16,579,035

Insured-Private Education — 39.8%

$4,000	Madison County Industrial Development Agency, (Colgate University), (NPFG), 5.00%, 7/1/39(4)	$3,837,240
16,500	New York City Industrial Development Agency, (New York University), (AMBAC), (BHAC), 5.00%, 7/1/41(1)	16,472,445
11,500	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	10,337,465
10,750	New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38(1)	10,749,140
40	New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38	39,997
3,500	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/41	3,348,660
4,250	New York Dormitory Authority, (New York University), (AMBAC), (BHAC), 5.00%, 7/1/31(1)	4,256,843
9,985	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/32	9,878,360
8,500	New York Dormitory Authority, (State University), (BHAC), 5.00%, 7/1/38	8,499,320
5,555	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/34	1,208,490
8,455	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/36	1,610,762
4,000	Oneida County Industrial Development Agency, (Hamilton College), (NPFG), 0.00%, 7/1/37	711,600

		$70,950,322

Insured-Public Education — 1.4%

$1,000	New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$849,280
1,750	New York Dormitory Authority, (Educational Housing Services CUNY Student Housing), (AMBAC), 5.25%, 7/1/23	1,629,250

		$2,478,530

Insured-Solid Waste — 1.8%

$1,790	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$1,012,388
1,090	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	538,253
3,735	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	1,594,472

		$3,145,113

Insured-Special Tax Revenue — 30.4%

$14,560	Metropolitan Transportation Authority, (FSA), 5.00%, 11/15/32(1)	$14,165,715
10,000	New York City, Transitional Finance Authority, (FGIC), (FSA), 5.00%, 7/15/31(1)	9,628,500
3,740	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	2,968,849
10,730	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	8,944,099
2,415	New York State Housing Finance Agency, (FSA), 5.00%, 3/15/37	2,347,646
3,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	369,180
4,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/32	672,200
83,445	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/44	7,306,444
18,440	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/45	1,499,172
11,605	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/46	871,652
1,310	Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/29	1,323,218
4,185	Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/32	4,205,004

		$54,301,679

Insured-Transportation — 28.1%

$22,500	Metropolitan Transportation Authority, (FSA), 5.00%, 11/15/30(1)	$22,148,100
4,195	New York Thruway Authority, (AMBAC), 5.50%, 4/1/20	4,671,468
5,600	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/24(1)	5,828,144
11,000	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/33(1)	10,922,780
3,145	Puerto Rico Highway and Transportation Authority, (NPFG), 5.25%, 7/1/35	2,512,918
4,200	Triborough Bridge and Tunnel Authority, (NPFG), 5.00%, 11/15/32(5)	4,131,120

		$50,214,530

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer — 12.5%

$300	Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.125%, 11/1/23	$323,538
3,835	Nassau County Sewer and Storm Water Finance Authority, (BHAC), 5.375%, 11/1/28	4,063,106
6,500	New York City Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), (BHAC), 5.00%, 6/15/38(1)	6,499,545
10,000	New York City Municipal Water Finance Authority, (Water and Sewer System), (BHAC), (NPFG), 5.125%, 6/15/34(1)	10,003,600
1,475	Suffolk County Water Authority, (NPFG), 4.50%, 6/1/25	1,457,565

		$22,347,354

Lease Revenue / Certificates of Participation — 7.5%

$4,000	Metropolitan Transportation Authority, Lease Contract, 5.125%, 1/1/29	$3,834,280
9,750	New York Dormitory Authority, (North General Hospital), 5.00%, 2/15/25	9,487,042

		$13,321,322

Private Education — 0.9%

$1,630	Madison County Industrial Development Agency, (Colgate University), 5.00%, 7/1/33	$1,580,856

		$1,580,856

Total Tax-Exempt Investments — 175.7%
(identified cost $335,940,379)		$313,503,477

Other Assets, Less Liabilities — (75.7)%		$(135,109,728)

Net Assets — 100.0%		$178,393,749

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 93.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.3% to 27.2% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(2)	When-issued security.

(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

(5)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

FINANCIAL STATEMENTS (Unaudited)
Statements of Assets and Liabilities

	Insured Municipal	Insured California	Insured New York
As of March 31, 2009	Fund	Fund	Fund

Assets

Investments —
Identified cost	$1,487,481,779	$472,304,076	$335,940,379
Unrealized depreciation	(178,270,710)	(50,439,122)	(22,436,902)

Investments, at value	$1,309,211,069	$421,864,954	$313,503,477

Cash	$—	$—	$1,146,689
Interest receivable	17,663,005	5,335,072	4,223,561
Receivable for investments sold	5,247,733	—	1,542,054
Receivable from transfer agent	175,250	—	24,060
Receivable for open swap contracts	—	—	1,303,750
Deferred debt issuance costs	2,142,683	667,627	446,390

Total assets	$1,334,439,740	$427,867,653	$322,189,981

Liabilities

Payable for floating rate notes issued	$617,115,000	$196,510,000	$139,875,000
Payable for investments purchased	1,340,784	—	—
Payable for when-issued securities	1,757,993	—	1,696,081
Payable for variation margin on open financial futures contracts	—	183,000	125,250
Payable for open swap contracts	6,726,452	1,779,160	1,284,179
Due to custodian	2,063,106	786,560	—
Payable to affiliates:
Investment adviser fee	539,703	190,780	157,701
Interest expense and fees payable	2,520,938	934,313	569,422
Accrued expenses	134,139	94,322	88,599

Total liabilities	$632,198,115	$200,478,135	$143,796,232

Net Assets	$702,241,625	$227,389,518	$178,393,749

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$677,553	$216,765	$157,684
Additional paid-in capital	948,182,455	305,799,941	222,306,699
Accumulated net realized loss	(68,398,062)	(27,359,467)	(21,874,219)
Accumulated undistributed net investment income	6,776,841	1,809,230	568,547
Net unrealized depreciation	(184,997,162)	(53,076,951)	(22,764,962)

Net Assets	$702,241,625	$227,389,518	$178,393,749

Common Shares Outstanding

	67,755,310	21,676,489	15,768,379

Net Asset Value

Net assets ÷ common shares issued and outstanding	$10.36	$10.49	$11.31

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

FINANCIAL STATEMENTS (Unaudited) CONT’D

Statements of Operations

	Insured Municipal	Insured California	Insured New York
For the Six Months Ended March 31, 2009	Fund	Fund	Fund

Investment Income

Interest	$36,806,838	$11,705,078	$8,450,381

Total investment income	$36,806,838	$11,705,078	$8,450,381

Expenses

Investment adviser fee	$4,047,278	$1,358,972	$985,327
Trustees’ fees and expenses	25,250	9,212	6,914
Custodian fee	125,815	55,380	40,763
Transfer and dividend disbursing agent fees	15,656	10,942	11,107
Legal and accounting services	139,841	45,099	42,845
Printing and postage	52,583	18,746	16,240
Interest expense and fees	6,096,129	1,875,676	1,492,472
Miscellaneous	369,714	151,730	137,084

Total expenses	$10,872,266	$3,525,757	$2,732,752

Deduct —
Reduction of custodian fee	$9,081	$53,590	$24,821
Allocation of expenses to affiliate	1,023,204	334,491	246,682

Total expense reductions	$1,032,285	$388,081	$271,503

Net expenses	$9,839,981	$3,137,676	$2,461,249

Net investment income	$26,966,857	$8,567,402	$5,989,132

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(24,207,948)	$(3,365,152)	$(7,922,011)
Financial futures contracts	—	(6,108,042)	(2,057,228)
Swap contracts	(29,011,674)	(9,490,545)	(6,625,832)

Net realized loss	$(53,219,622)	$(18,963,739)	$(16,605,071)

Change in unrealized appreciation (depreciation) —
Investments	$21,164,262	$3,704,661	$11,347,887
Financial futures contracts	—	(1,056,790)	(427,937)
Swap contracts	(7,362,169)	(1,987,231)	(116,065)

Net change in unrealized appreciation (depreciation)	$13,802,093	$660,640	$10,803,885

Net realized and unrealized loss	$(39,417,529)	$(18,303,099)	$(5,801,186)

Net increase (decrease) in net assets from operations	$(12,450,672)	$(9,735,697)	$187,946

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

FINANCIAL STATEMENTS (Unaudited) CONT’D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 2009	Insured Municipal	Insured California	Insured New York
Increase (Decrease) in Net Assets	Fund	Fund	Fund

From operations —
Net investment income	$26,966,857	$8,567,402	$5,989,132
Net realized loss from investment transactions, financial futures contracts and swap contracts	(53,219,622)	(18,963,739)	(16,605,071)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	13,802,093	660,640	10,803,885

Net increase (decrease) in net assets from operations	$(12,450,672)	$(9,735,697)	$187,946

Distributions to common shareholders —
From net investment income	$(26,079,481)	$(7,971,915)	$(5,563,123)

Total distributions to common shareholders	$(26,079,481)	$(7,971,915)	$(5,563,123)

Capital share transactions
Reinvestment of distributions to shareholders	$741,494	$86,153	$125,702
Issued in connection with tax-free reorganization (see Note 11)	20,638,318	—	—

Net increase in net assets from capital share transactions	$21,379,812	$86,153	$125,702

Net decrease in net assets	$(17,150,341)	$(17,621,459)	$(5,249,475)

Net Assets

At beginning of period	$719,391,966	$245,010,977	$183,643,224

At end of period	$702,241,625	$227,389,518	$178,393,749

Accumulated undistributed net investment income included in net assets

At end of period	$6,776,841	$1,809,230	$568,547

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended September 30, 2008	Insured Municipal	Insured California	Insured New York
Increase (Decrease) in Net Assets	Fund	Fund	Fund

From operations —
Net investment income	$62,117,806	$20,142,211	$14,517,309
Net realized loss from investment transactions, financial futures contracts and swap contracts	(15,816,580)	(8,869,279)	(4,939,409)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(230,494,288)	(65,121,761)	(44,653,988)
Distributions to preferred shareholders —
From net investment income	(11,060,870)	(3,301,886)	(3,390,786)
From net realized gain	(3,284,630)	(2,039,505)	—

Net decrease in net assets from operations	$(198,538,562)	$(59,190,220)	$(38,466,874)

Distributions to common shareholders —
From net investment income	$(50,073,930)	$(15,675,768)	$(11,108,839)
From net realized gain	(12,085,095)	(4,998,907)	—

Total distributions to common shareholders	$(62,159,025)	$(20,674,675)	$(11,108,839)

Capital share transactions
Reinvestment of distributions to common shareholders	$2,683,496	$368,076	$594,847

Net increase in net assets from capital share transactions	$2,683,496	$368,076	$594,847

Net decrease in net assets	$(258,014,091)	$(79,496,819)	$(48,980,866)

Net Assets

At beginning of year	$977,406,057	$324,507,796	$232,624,090

At end of year	$719,391,966	$245,010,977	$183,643,224

Accumulated undistributed net investment income included in net assets

At end of year	$5,889,465	$1,213,743	$142,538

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

FINANCIAL STATEMENTS (Unaudited) CONT’D

Statements of Cash Flows

For the Six Months Ended March 31, 2009	Insured Municipal	Insured California	Insured New York
Cash Flows From Operating Activities	Fund	Fund	Fund

Net increase (decrease) in net assets from operations	$(12,450,672)	$(9,735,697)	$187,946
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(148,023,591)	(14,513,318)	(52,467,769)
Investments sold	172,083,660	13,731,336	54,737,610
Net accretion/amortization of premium (discount)	(7,654,714)	(2,186,221)	(1,175,015)
Amortization of deferred debt issuance costs	301,635	118,413	113,110
Decrease (increase) in interest receivable	1,751,524	55,570	(270,912)
Increase in receivable for investments sold	(4,803,608)	—	(1,488,945)
Decrease in receivable for variation margin on open financial futures contracts	—	1,094,375	443,594
Decrease (increase) in receivable for open swap contracts	635,717	208,071	(1,168,114)
Decrease (increase) in receivable from transfer agent	79,075	46,365	(24,060)
Increase in payable for investments purchased	1,070,101	—	—
Increase in payable for when-issued securities	1,757,993	—	1,696,081
Increase in payable for variation margin on open financial futures contracts	—	183,000	125,250
Increase in payable for open swap contracts	6,726,452	1,779,160	1,284,179
Decrease in payable for closed swap contracts	(320,843)	(105,578)	(76,205)
Increase (decrease) in payable to affiliate for investment adviser fee	(38,875)	188	15,196
Decrease in interest expense and fees payable	(1,042,814)	(151,889)	(274,077)
Decrease in accrued expenses	(81,302)	(13,255)	(18,458)
Net change in unrealized (appreciation) depreciation from investments	(21,164,262)	(3,704,661)	(11,347,887)
Net realized loss from investments	24,207,948	3,365,152	7,922,011
Cash acquired in connection with tax-free reorganization (see Note 11)	172,880	—	—

Net cash provided by (used in) operating activities	$13,206,304	$(9,828,989)	$(1,786,465)

Cash Flows From Financing Activities

Cash distributions paid, net of reinvestments	$(25,337,987)	$(7,885,762)	$(5,437,421)
Proceeds from secured borrowings	21,585,000	—	—
Repayment of secured borrowings	(16,310,000)	—	—
Increase in due to custodian	2,063,106	786,560	—

Net cash provided by (used in) financing activities	$(17,999,881)	$(7,099,202)	$(5,437,421)

Net decrease in cash	$(4,793,577)	$(16,928,191)	$(7,223,886)

Cash at beginning of period	$4,793,577	$16,928,191	$8,370,575

Cash at end of period	$—	$—	$1,146,689

Supplemental disclosure of cash flow information:

Noncash operating activities not included herein consist of:
Acquisition of net assets in connection with tax-free reorganization (see Note 11), less cash acquired	$20,465,438	—	—

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$741,494	$86,153	$125,702
Issuance of shares of the Fund in connection with tax-free reorganization (see Note 11)	$20,638,318	—	—

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured Municipal Fund
	Six Months Ended		Year Ended September 30,
	March 31, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period (Common shares)	$11.080		$15.100	$15.910	$15.320	$14.750	$14.670

Income (Loss) From Operations

Net investment income(1)	$0.405		$0.959	$1.050	$1.060	$1.059	$1.084
Net realized and unrealized gain (loss)	(0.735)		(3.797)	(0.419)	0.696	0.611	0.043
Distributions to preferred shareholders
From net investment income	—		(0.171)	(0.225)	(0.270)	(0.174)	(0.109)
From net realized gain	—		(0.051)	(0.113)	(0.014)	—	—

Total income (loss) from operations	$(0.330)		$(3.060)	$0.293	$1.472	$1.496	$1.018

Less Distributions to Common Shareholders

From net investment income	$(0.390)		$(0.773)	$(0.771)	$(0.813)	$(0.926)	$(0.938)
From net realized gain	—		(0.187)	(0.332)	(0.069)	—	—

Total distributions to common shareholders	$(0.390)		$(0.960)	$(1.103)	$(0.882)	$(0.926)	$(0.938)

Net asset value — End of period (Common shares)	$10.360		$11.080	$15.100	$15.910	$15.320	$14.750

Market value — End of period (Common shares)	$10.800		$11.140	$15.310	$15.220	$15.050	$13.950

Total Investment Return on Net Asset Value(2)	(2.68	)%(6)	(21.24)%	1.87%	10.21%	10.70%	7.58%

Total Investment Return on Market Value(2)	0.91	%(6)	(21.90)%	7.97%	7.32%	14.98%	9.91%

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$702,242		$719,392	$977,406	$1,028,359	$989,850	$953,231
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.14	%(4)	0.89%	0.79%	0.79%	0.78%	0.77%
Interest and fee expense(5)	1.86	%(4)	0.59%	—	—	—	—
Total expenses before custodian fee reduction	3.00	%(4)	1.48%	0.79%	0.79%	0.78%	0.77%
Expenses after custodian fee reduction excluding interest and fees	1.14	%(4)	0.86%	0.78%	0.78%	0.77%	0.77%
Net investment income	8.21	%(4)	6.94%	6.76%	6.91%	6.97%	7.41%
Portfolio Turnover	12	%(6)	54%	39%	56%	51%	37%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured California Fund
	Six Months Ended		Year Ended September 30,
	March 31, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period (Common shares)	$11.310		$15.000	$15.280	$14.690	$14.250	$14.180

Income (Loss) From Operations

Net investment income(1)	$0.395		$0.930	$1.024	$1.015	$1.011	$1.033
Net realized and unrealized gain (loss)	(0.847)		(3.418)	(0.269)	0.598	0.444	0.021
Distributions to preferred shareholders
From net investment income	—		(0.153)	(0.296)	(0.259)	(0.162)	(0.084)
From net realized gain	—		(0.094)	—	—	—	—

Total income (loss) from operations	$(0.452)		$(2.735)	$0.459	$1.354	$1.293	$0.970

Less Distributions to Common Shareholders

From net investment income	$(0.368)		$(0.724)	$(0.739)	$(0.764)	$(0.853)	$(0.900)
From net realized gain	—		(0.231)	—	—	—	—

Total distributions to common shareholders	$(0.368)		$(0.955)	$(0.739)	$(0.764)	$(0.853)	$(0.900)

Net asset value — End of period (Common shares)	$10.490		$11.310	$15.000	$15.280	$14.690	$14.250

Market value — End of period (Common shares)	$10.250		$11.090	$14.720	$14.840	$13.920	$13.730

Total Investment Return on Net Asset Value(2)	(3.72	)%(6)	(19.08)%	3.10%	9.85%	9.58%	7.34%

Total Investment Return on Market Value(2)	(4.06	)%(6)	(19.15)%	4.18%	12.58%	7.77%	9.36%

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$227,390		$245,011	$324,508	$330,464	$317,785	$308,277
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.18	%(4)	0.95%	0.81%	0.85%	0.84%	0.83%
Interest and fee expense(5)	1.68	%(4)	0.51%	—	—	—	—
Total expenses before custodian fee reduction	2.86	%(4)	1.46%	0.81%	0.85%	0.84%	0.83%
Expenses after custodian fee reduction excluding interest and fees	1.13	%(4)	0.92%	0.81%	0.84%	0.83%	0.83%
Net investment income	7.68	%(4)	6.74%	6.73%	6.85%	6.93%	7.23%
Portfolio Turnover	3	%(6)	39%	27%	24%	16%	24%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Insured New York Fund
	Six Months Ended		Year Ended September 30,
	March 31, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period (Common shares)	$11.650		$14.800	$15.140	$14.730	$14.390	$14.480

Income (Loss) From Operations

Net investment income(1)	$0.380		$0.923	$1.012	$1.010	$1.002	$1.019
Net realized and unrealized gain (loss)	(0.367)		(3.152)	(0.335)	0.424	0.349	(0.120)
Distributions to preferred shareholders
From net investment income	—		(0.215)	(0.302)	(0.268)	(0.167)	(0.089)

Total income (loss) from operations	$0.013		$(2.444)	$0.375	$1.166	$1.184	$0.810

Less Distributions to Common Shareholders

From net investment income	$(0.353)		$(0.706)	$(0.715)	$(0.756)	$(0.844)	$(0.900)

Total distributions to common shareholders	$(0.353)		$(0.706)	$(0.715)	$(0.756)	$(0.844)	$(0.900)

Net asset value — End of period (Common shares)	$11.310		$11.650	$14.800	$15.140	$14.730	$14.390

Market value — End of period (Common shares)	$11.120		$10.980	$14.500	$14.650	$13.680	$13.860

Total Investment Return on Net Asset Value(2)	0.37	%(6)	(17.07)%	2.59%	8.41%	8.77%	6.10%

Total Investment Return on Market Value(2)	4.71	%(6)	(20.22)%	3.87%	12.95%	4.88%	10.02%

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$178,394		$183,643	$232,624	$237,664	$231,161	$225,972
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.17	%(4)	0.99%	0.86%	0.88%	0.87%	0.86%
Interest and fee expense(5)	1.76	%(4)	0.55%	—	—	—	—
Total expenses before custodian fee reduction	2.93	%(4)	1.54%	0.86%	0.88%	0.87%	0.86%
Expenses after custodian fee reduction excluding interest and fees	1.14	%(4)	0.95%	0.85%	0.88%	0.86%	0.85%
Net investment income	7.06	%(4)	6.63%	6.72%	6.86%	6.81%	7.11%
Portfolio Turnover	17	%(6)	48%	28%	14%	23%	33%

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Insured Municipal Bond Fund (Insured Municipal Fund), Eaton Vance Insured California Municipal Bond Fund (Insured California Fund) and Eaton Vance Insured New York Municipal Bond Fund (Insured New York Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Fund seeks to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

At September 30, 2008, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

Insured Municipal	$1,865,536	September 30, 2016
Insured California	533,889	September 30, 2016
Insured New York	125,998	September 30, 2013

Additionally, at September 30, 2008, the Insured Municipal Fund, Insured California Fund and Insured New York Fund had net capital losses of $15,093,874, $6,143,626 and $3,724,445, respectively, attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2009.

As of March 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Funds’ federal tax returns filed in the 3-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund, and shareholders are indemnified against personal liability for the obligations of each Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes outstanding as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity date of the related trust. At March 31, 2009, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral
	Floating	Interest Rate	for Floating
	Rate	or Range of	Rate
	Notes	Interest	Notes
Fund	Outstanding	Rates (%)	Outstanding

Insured Municipal	$617,115,000	0.60 – 1.76	$607,803,583
Insured California	196,510,000	0.53 – 1.02	193,490,091
Insured New York	139,875,000	0.68 – 1.75	140,182,909

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds’ exposure under shortfall and forbearance agreements that were entered into as of March 31, 2009 was approximately $17,606,000,

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

$5,770,000 and $1,169,000 for the Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statements of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

J  Interest Rate Swaps — A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to March 31, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds’ management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. The fee is computed at an annual rate of 0.65% of each Fund’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Fund. EVM also serves as the administrator of each Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Funds for fees and other expenses at an annual rate of 0.32% of average weekly gross assets of each Fund during the first five full years of its operations, 0.24% of a Fund’s average weekly gross assets in year six, 0.16% in year seven and 0.08% in year eight. The Funds concluded their first six full years of operations on August 30, 2008. For the six months ended March 31, 2009, the investment adviser fee and expenses contractually reduced by EVM were as follows:

		Expenses
	Investment	Reduced by
Fund	Adviser Fee	EVM

Insured Municipal	$4,047,278	$1,023,204
Insured California	1,358,972	334,491
Insured New York	985,327	246,682

Except for Trustees of the Funds who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the six months ended March 31, 2009 were as follows:

Fund	Purchases	Sales

Insured Municipal	$148,023,591	$172,083,660
Insured California	14,513,318	13,731,336
Insured New York	52,467,769	54,737,610

5   Common Shares of Beneficial Interest

Common share transactions for the six months ended March 31, 2009 and the year ended September 30, 2008 were as follows:

	Insured	Insured	Insured
Six Months Ended March 31, 2009	Municipal	California	New York

Issued pursuant to the Funds’ dividend reinvestment plan	73,542	7,971	11,001

Issued in connection with the acquisition of Eaton Vance Insured Florida Plus Municipal Bond Fund	2,748,089	—	—

Net increase	2,821,631	7,971	11,001

	Insured	Insured	Insured
Year Ended September 30, 2008	Municipal	California	New York

Issued pursuant to the Funds’ dividend reinvestment plan	203,662	28,228	43,162

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2009, as determined on a federal income tax basis, were as follows:

Insured Municipal Fund

Aggregate cost	$1,403,855,199

Gross unrealized appreciation	$7,692,141
Gross unrealized depreciation	(719,451,271)

Net unrealized depreciation	$(711,759,130)

Insured California Fund

Aggregate cost	$276,533,327

Gross unrealized appreciation	$2,755,481
Gross unrealized depreciation	(53,933,854)

Net unrealized depreciation	$(51,178,373)

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Insured New York Fund

Aggregate cost	$196,971,383

Gross unrealized appreciation	$3,940,869
Gross unrealized depreciation	(27,283,775)

Net unrealized depreciation	$(23,342,906)

7   Overdraft Advances

Pursuant to the respective custodian agreements, SSBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obliged to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At March 31, 2009, the Insured Municipal Fund and Insured California Fund had payments due to SSBT pursuant to the foregoing arrangement of $2,063,106 and $786,560, respectively.

8   Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2009 is as follows:

Futures Contracts

						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Depreciation

Insured California	6/09	244 U.S. Treasury Bond	Short	$(30,788,896)	$(31,647,565)	$(858,669)

Insured New York	6/09	167 U.S. Treasury Bond	Short	$(21,312,791)	$(21,660,422)	$(347,631)

Interest Rate Swaps

Insured Municipal Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$19,525,000	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(5,406,707)

Merrill Lynch Capital Services, Inc.	$30,000,000	3.520%	3-month USD-LIBOR-BBA	September 8, 2009/ September 8, 2039	$(1,319,745)

					$(6,726,452)

Insured California Fund

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$6,425,000	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(1,779,160)

$(1,779,160)

Insured New York Fund

					Net
		Annual	Floating	Effective Date/	Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	(Depreciation)

JPMorgan Chase Co.	$4,637,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(1,284,179)

Merrill Lynch Capital Services, Inc.	$12,300,000	2.721%	3-month USD-LIBOR-BBA	July 15, 2009/ July 15, 2039	$1,303,750

					$19,571

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At March 31, 2009, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

9   Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective October 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

Eaton Vance Insured Municipal Bond Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2009, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Insured Municipal Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$—
Level 2	Other Significant Observable Inputs	1,309,211,069	(6,726,452)
Level 3	Significant Unobservable Inputs	—	—

Total		$1,309,211,069	$(6,726,452)

Insured California Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(858,669)
Level 2	Other Significant Observable Inputs	421,864,954	(1,779,160)
Level 3	Significant Unobservable Inputs	—	—

Total		$421,864,954	$(2,637,829)

Insured New York Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(347,631)
Level 2	Other Significant Observable Inputs	313,503,477	19,571
Level 3	Significant Unobservable Inputs	—	—

Total		$313,503,477	$(328,060)

*	Other financial instruments are futures and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds held no investments or other financial instruments as of September 30, 2008 whose fair value was determined using Level 3 inputs.

10   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

11   Reorganization

As of the close of business on December 15, 2008, the Insured Municipal Fund acquired the net assets of Eaton Vance Insured Florida Plus Municipal Bond Fund (Insured Florida Plus Fund) pursuant to a plan of reorganization approved by the shareholders of the Insured Municipal Fund and Insured Florida Plus Fund. The acquisition was accomplished by a tax-free exchange of 2,748,089 common shares of the Insured Municipal Fund for the 2,575,502 common shares of Insured Florida Plus Fund outstanding on December 15, 2008. The aggregate net assets of the Insured Municipal Fund immediately before the acquisition were $487,655,526. The net assets of Insured Florida Plus Fund at that date of $20,638,318, including $10,469,624 of unrealized depreciation, were combined with those of the Insured Municipal Fund, resulting in combined net assets of $508,293,844.

Eaton Vance Insured Municipal Bond Funds

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the same Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Insured Municipal Bond Funds

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Insured Municipal Bond Funds
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of March 31, 2009, our records indicate that there are 371, 88 and 106 registered shareholders for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively, and approximately 29,415, 6,935 and 6,490 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

NYSE Alternext US symbols

Insured Municipal Fund	EIM
Insured California Fund	EVM
Insured New York Fund	ENX

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance Insured Municipal Bond Fund
•	Eaton Vance Insured California Municipal Bond Fund
•	Eaton Vance Insured New York Municipal Bond Fund

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for each of the Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that none of the Funds is continuously offered and concluded that, in light of the level of the adviser’s profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Insured Municipal Bond Funds

OFFICERS AND TRUSTEES

Officers
Cynthia J. Clemson
President of EVM and ENX;
Vice President of EIM

Robert B. MacIntosh
President of EIM;
Vice President of EVM and ENX

Craig R. Brandon
Vice President of ENX

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

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Investment Adviser and Administrator
of Eaton Vance Insured Municipal Bond Funds
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Insured Municipal Bond Funds
Two International Place
Boston, MA 02110

1453-5/09	CE-IMBSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Insured California Municipal Bond Fund
By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: May 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: May 15, 2009

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: May 15, 2009